Schedule A

FEDERAL HOME LOAN BANK OF CINCINNATI

							Rate Type/	Next
		Settlement	Maturity	Next Pay	Call	Call	Rate Sub-	Call/Amort	Coupon	FHLBank
Trade Date	CUSIP	Date	Date	Date	Type (1)	Style (2)	Type (3)(4)	Date	Percent	Par ($)
5/19/2010	3133XYLN3	6/8/2010	6/8/2017	12/8/2010	Optional Principal Redemption	American	Fixed Constant	6/8/2011	3.55	$50,000,000
5/19/2010	3133XYN84	6/8/2010	6/8/2016	12/8/2010	Optional Principal Redemption	American	Fixed Constant	12/8/2010	3.2	$50,000,000
5/19/2010	3133XYN92	6/8/2010	6/8/2020	12/8/2010	Optional Principal Redemption	American	Fixed Constant	12/8/2010	4.2	$35,000,000
5/20/2010	3133XYNW1	5/27/2010	5/27/2011	5/27/2011	Non-Callable		Fixed Constant		0.56	$250,000,000
5/20/2010	3133XYP25	6/8/2010	6/8/2012	12/8/2010	Optional Principal Redemption	American	Fixed Constant	12/8/2010	1.1	$50,000,000
5/20/2010	3133XYP58	6/9/2010	6/9/2025	12/9/2010	Optional Principal Redemption	American	Fixed Constant	6/9/2011	4.625	$15,000,000
5/21/2010	3133XYPM1	6/9/2010	6/9/2017	12/9/2010	Optional Principal Redemption	American	Fixed Constant	9/9/2010	3.5	$25,000,000
5/21/2010	3133XYPP4	6/10/2010	6/10/2016	12/10/2010	Optional Principal Redemption	American	Fixed Constant	12/10/2010	3.125	$50,000,000
5/21/2010	3133XYPS8	6/9/2010	6/9/2017	12/9/2010	Optional Principal Redemption	American	Fixed Constant	6/9/2011	3.45	$50,000,000
5/24/2010	3133XYPM1	6/9/2010	6/9/2017	12/9/2010	Optional Principal Redemption	American	Fixed Constant	9/9/2010	3.5	$30,000,000
5/24/2010	3133XYPX7	6/9/2010	12/9/2013	12/9/2010	Optional Principal Redemption	American	Fixed Constant	12/9/2010	2	$50,000,000
5/24/2010	3133XYPZ2	6/9/2010	6/9/2025	12/9/2010	Optional Principal Redemption	American	Fixed Constant	6/9/2011	4.65	$50,000,000
5/24/2010	3133XYQ81	6/10/2010	6/24/2011	9/10/2010	Optional Principal Redemption	Bermudan	Fixed Constant	9/10/2010	0.75	$250,000,000
5/24/2010	3133XYQB4	6/10/2010	6/24/2011	9/10/2010	Optional Principal Redemption	Bermudan	Fixed Constant	9/10/2010	0.75	$250,000,000
5/24/2010	3133XYQC2	5/27/2010	5/27/2011	11/27/2010	Non-Callable		Fixed Constant		0.54	$250,000,000
5/25/2010	3133XYPS8	6/9/2010	6/9/2017	12/9/2010	Optional Principal Redemption	American	Fixed Constant	6/9/2011	3.45	$10,000,000
5/25/2010	3133XYQL2	6/15/2010	6/15/2015	12/15/2010	Optional Principal Redemption	American	Fixed Constant	12/15/2010	2.75	$65,000,000
5/25/2010	3133XYQM0	6/7/2010	6/7/2017	12/7/2010	Optional Principal Redemption	American	Fixed Constant	12/7/2010	3.5	$75,000,000
5/25/2010	3133XYQN8	6/16/2010	6/16/2025	12/16/2010	Optional Principal Redemption	American	Fixed Constant	12/16/2010	4.625	$25,000,000
5/25/2010	3133XYQN8	6/16/2010	6/16/2025	12/16/2010	Optional Principal Redemption	American	Fixed Constant	12/16/2010	4.625	$40,000,000
5/25/2010	3133XYQN8	6/16/2010	6/16/2025	12/16/2010	Optional Principal Redemption	American	Fixed Constant	12/16/2010	4.625	$75,000,000

(1) Call/Amortization Type Description:

Optional Principal Redemption Bonds (Callable Bonds) may be redeemed by the FHLBank in whole or in part at its discretion on predetermined call dates, according to the terms of the Bond.
Indexed Amortizing Notes (Indexed Principal Redemption Bonds) repay principal based on a predetermined amortization schedule or formula that is linked to the level of a certain index, according to the terms of the Bond.
Scheduled Amortizing Notes repay principal based on a predetermined amortization schedule, according to the terms of the Bond.

(2) Call Style Description:

Indicates whether the Bond is redeemable at the option of the FHLBank, and if so redeemable, the type of redemption provision. The types of redemption provisions are:
American Bonds are redeemable continuously on and after the first redemption date until maturity.
Bermudan Bonds are redeemable on specified recurring dates on and after the first redemption date, until maturity.
European Bonds are redeemable on a particular date only.

(3) Rate Type Description:

Fixed Bonds generally pay interest at constant fixed rates over the life of the Bond, according to the terms of the Bond.
Variable Bonds may pay interest at different rates over the life of the Bond, according to the terms of the Bond.

(4) Rate Sub-Type Description:

Constant Bonds generally pay interest at fixed rates over the life of the Bond, according to the terms of the Bond.
Single Index Floater Bonds pay interest at a rate that increases as an index rises and decreases as an index declines, according to the terms of the Bond.